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                                                                   EXHIBIT 10.17

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                          REGISTRATION RIGHTS AGREEMENT


                            Dated as of June 17, 1997

                                   relating to
                   $100,000,000 in Aggregate Principal Amount
                       of 5 3/4% Convertible Subordinated
                                 Notes due 2004

                                 by and between

                        Personnel Group of America, Inc.

                                       and

                               Smith Barney Inc.,
                            PaineWebber Incorporated
                              J. C. Bradford & Co.
                       The Robinson-Humphrey Company, Inc.
                                       and
                        NationsBanc Capital Markets, Inc.
                              as Initial Purchasers

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                  This Registration Rights Agreement (the "Agreement") is made and entered into as of June 17, 1997, by and between Personnel Group of America, Inc, a Delaware corporation (the "Company"), and Smith Barney Inc., PaineWebber Incorporated, J.C. Bradford & Co., The Robinson-Humphrey Company, Inc. and NationsBanc Capital Markets, Inc. (the "Initial Purchasers"), who will purchase $100,000,000 in aggregate principal amount of 5 3/4% Convertible Subordinated Notes due 2004 (the "Notes") of the Company (excluding up to an additional $15,000,000 in aggregate principal amount that may be purchased by the Initial Purchasers pursuant to their over-allotment option) pursuant to the Purchase Agreement dated June 17, 1997 (the "Purchase Agreement"), between the Company and the Initial Purchasers. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in the Purchase Agreement. All defined terms used but not defined herein shall have the meanings ascribed to them in the Indenture (as defined herein).

                  The parties hereby agree as follows:

SECTION 1.        DEFINITIONS

                  As used in this Agreement, the following capitalized terms shall have the following meanings:

                  Act:  The Securities Act of 1933, as amended.

                  Advice:  As defined in Section 5(r).

                  Closing Date: The date on which all the Notes are first sold by the Company to the Initial Purchasers pursuant to the Purchase Agreement.

                  Commission:  The Securities and Exchange Commission.

                  Common Stock: The Common Stock, par value $.01 per share, of the Company.

                  Damages Payment Date: With respect to the Notes or the Common Stock, as applicable, each Interest Payment Date as defined in the Indenture.

                  Effectiveness Target Date:  As defined in Section 4.

                  Exchange Act: The Securities Exchange Act of 1934, as amended.

                  Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Notes to (i) certain "qualified institutional buyers" (as such term is defined in Rule 144A under the Act), (ii) to certain non U.S. persons in offshore transactions in reliance on Regulation S under the Act and (iii) to a limited number of institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7).

                  Holders:  As defined in Section 2(b).

                  Indenture: The Indenture, to be dated as of June 17, 1997, among the Company and First Union National Bank, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

                  Interest Payment Date:  As defined in the Indenture.

                  NASD:  National Association of Securities Dealers, Inc.





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                  Offering Memorandum: The Offering Memorandum, dated June 17,
1997, and all amendments and supplements thereto, relating to the Notes and prepared by the Company pursuant to the Purchase Agreement.

                  Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  Preliminary Prospectus:  As defined in Section 3(g).

                  Prospectus: The prospectus included in the Shelf Registration Statement, as amended or supplemented by any Prospectus Supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities (as defined herein) covered by the Shelf Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments, and all material which may be incorporated by reference into such prospectus.

                  Prospectus Supplement:  As defined in Section 5(b).

                  Record Holder: (i) With respect to any Damages Payment Date relating to the Notes, each Person who is registered on the books of the Registrar as the holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur and (ii) with respect to any Damages Payment Date relating to the Common Stock, each Person who is a holder of record of such Common Stock fifteen days prior to the Damages Payment Date.

                  Registration Default:  As defined in Section 4(a).

                  Registration Expenses:  As defined in Section 6(a).

                  Shelf Registration Statement: As defined in Section 3(a) hereof.

                  Suspension Period:  As defined in Section 3(a).

                  TIA: The Trust Indenture Act of 1939, as amended (15 U.S.C.
Section 77aaa-77bbbb) as in effect on the date of the Indenture.

                  Transfer Restricted Securities: Each Note and share of Common Stock of the Company issuable upon conversion of a Note, until each such Note or share (i) has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement covering it, (ii) is distributed to the public pursuant to Rule 144 or (iii) may be sold or transferred pursuant to Rule 144(k) (or any similar provisions then in force) under the Securities Act or otherwise.

                  Underwriter: Any underwriter, placement agent, selling broker, dealer manager, qualified independent underwriter or similar securities industry professional.

                  Underwritten Registration or Underwritten Offering: An offering in which securities of the Company are sold to an Underwriter or with the assistance of such Underwriter for reoffering to the public on a firm commitment or best efforts basis.

SECTION 2.        SECURITIES SUBJECT TO THIS AGREEMENT

                  (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

                  (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

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SECTION 3.        SHELF REGISTRATION

                  (a) The Company shall cause to be filed with the Commission as soon as practicable but in any event on or prior to 30 days after the Closing Date, a shelf registration statement pursuant to Rule 415 under the Act (as may then be amended) (the "Shelf Registration Statement") on Form S-1 or Form S-3, if the use of such form is then available and as determined by the Company, to cover resales of Transfer Restricted Securities by the Holders thereof who satisfy certain conditions relating to the provision of information in connection with the Shelf Registration Statement. In order for their Transfer Restricted Securities to be included in the Shelf Registration Statement, the Holders of such Transfer Restricted Securities shall have provided the representations required pursuant to Section 3(g) hereof. The Company shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or prior to 120 days from the Closing Date. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective for a period ending two years from the effective date thereof or such shorter period that will terminate when each of the Transfer Restricted Securities covered by the Shelf Registration Statement shall cease to be a Transfer Restricted Security. The Company further agrees to use its reasonable best efforts to prevent the happening of any event that would cause the Shelf Registration Statement to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to be not effective and usable for resale of the Transfer Restricted Securities during the period that such Shelf Registration Statement is required to be effective and usable.

                  Upon the occurrence of any event that would cause the Shelf Registration Statement (i) to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) to be not effective and usable for resale of Transfer Restricted Securities during the period that such Shelf Registration Statement is required to be effective and usable, the Company shall as promptly as practicable file an amendment to the Shelf Registration Statement, in the case of clause (i), correcting any such misstatement or omission, and in the case of either clause (i) or (ii), use its best efforts to cause such amendment to be declared effective and such Shelf Registration Statement to become usable or to obtain withdrawal of any order suspending effectiveness as soon as practicable thereafter.

                  Notwithstanding anything to the contrary in this Section 3, subject to compliance with Sections 4 and 5(b), if applicable, the Company may prohibit offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement at any time if (A) (i) it is in possession of material non-public information, (ii) the Board of Directors of the Company or the Executive Committee thereof determines (based on advice of counsel) that such prohibition is necessary in order to avoid a requirement to disclose such material non-public information and (iii) the Board of Directors of the Company or the Executive Committee thereof determines in good faith that disclosure of such material non-public information would not be in the best interests of the Company and its stockholders or (B) the Company has made a public announcement relating to an acquisition or business combination transaction including the Company and/or one or more of its subsidiaries (i) that is material to the Company and its subsidiaries taken as a whole and (ii) the Board of Directors of the Company or the Executive Committee thereof determines in good faith that offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement prior to the consummation of such transaction (or such earlier date as the Board of Directors or the Executive Committee thereof shall determine) is not in the best interests of the Company and its stockholders (the period during which any such prohibition of offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement is in effect pursuant to clause (A) or (B) of this subparagraph (a) is referred to herein as a "Suspension Period"). A Suspension Period shall commence on and include the date on which the Company provides written notice to Holders of Transfer Restricted Securities covered by the Shelf Registration Statement that offers and sales of Transfer Restricted Securities cannot be made thereunder in accordance with this Section 3 and shall end on the date on which each Holder of Transfer Restricted Securities covered by the Shelf Registration Statement either receives copies of a Prospectus Supplement contemplated by Section 5(b) or is advised in writing by the Company that offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement and use of the Prospectus may be resumed.


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                  (b) Neither the Company nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity and other stockholders having registration rights permitting them to participate therein, as disclosed in the Offering Memorandum) shall have the right to include any of the Company's securities in the Shelf Registration Statement.

                  (c) If the Holders of a majority of the outstanding Transfer Restricted Securities so elect (with holders of Common Stock constituting Transfer Restricted Securities being deemed to be Holders of the aggregate principal amount of Notes converted into such Common Stock for purposes of such calculation), an offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement may be effected in the form of an Underwritten Offering. The Holders of the Transfer Restricted Securities to be registered shall pay all underwriting discounts and commissions of such Underwriters.

                  (d) If any of the Transfer Restricted Securities covered by the Shelf Registration Statement are to be sold in an Underwritten Offering, the Underwriter(s) that will administer the offering will be selected by the Holders of a majority of the outstanding Transfer Restricted Securities (with holders of Common Stock constituting Transfer Restricted Securities being deemed to be Holders of the aggregate principal amount of Notes converted into such Common Stock for purposes of such calculation); provided, however, that such Underwriter(s) shall be reasonably satisfactory to the Company.

                  (e) Each Holder whose Transfer Restricted Securities are covered by a Shelf Registration Statement filed pursuant to this Section 3 agrees, upon the request of the Underwriter(s) in any Underwritten Offering, not to effect any sale or distribution of securities of the Company of the same class as the securities included in such Shelf Registration Statement, for a period of up to 90 days beginning on the date any such Underwritten Offering made pursuant to such Shelf Registration Statement commences, to the extent timely notified in writing by such Underwriter(s).

                  (f) The Company agrees not to effect any public or private offer, sale or distribution of Securities of the same quality and nature as the Transfer Restricted Securities to be registered in an Underwritten Offering during the 90-day period beginning on the date any such Underwritten Offering made pursuant to the Shelf Registration Statement commences, to the extent timely notified in writing by the Underwriter(s) (except as part of such registration, if permitted, or pursuant to registrations on Forms S-4 or S-8 or any successor form to such Forms), unless the Underwriter(s) shall consent in writing to a shorter period of time; provided, however, that any such agreement shall permit (A) the issuance by the Company of any shares of Common Stock issued to employees of the Company or to any other eligible person pursuant to any employee stock option plan, stock ownership plan, stock bonus plan or stock compensation plan of the Company in effect on the date of such Underwritten Offering, (B) the issuance by the Company of Common Stock upon the conversion of securities, or the exercise of options outstanding at the date of such Underwritten Offering and (C) the issuance by the Company of shares of Common Stock during such 90-day period in connection with acquisitions, provided that any shares of Common Stock issued in acquisitions accounted for under the purchase method of accounting are contractually restricted from resale for at least the duration of such 90-day period.

                  (g) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing, within 10 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus (a "Preliminary Prospectus") included therein.

SECTION 4.        LIQUIDATED DAMAGES

                  (a) If (i) the Shelf Registration Statement is not filed with the Commission on or prior to 30 days after the Closing Date, (ii) the Shelf Registration Statement has not been declared effective by the Commission within 120 days after the Closing Date (the "Effectiveness Target Date"), or (iii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) or useable for the

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offer and sale of Transfer Restricted Securities for a period of time (including any Suspension Period) which shall exceed 60 days in the aggregate in any of the one-year periods ending on the first and second anniversaries of the Closing
Date (30 days in the case of the one-year period ending on the first anniversary of the Closing Date), or which shall exceed 30 days in any calendar quarter within any of such one-year periods (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Company will pay as liquidated damages and not as a penalty the amounts set forth herein to each Holder of Transfer Restricted Securities who has complied with such Holder's obligations under this Agreement. The amount of liquidated damages payable during any period during which a Registration Default shall have occurred and be continuing is that amount which is equal to one-quarter of one percent (25 basis points) per annum per $1,000 principal amount of Notes or $2.50 per annum per 28.0702 shares of Common Stock (subject to adjustment in the event of stock splits, stock recombinations, stock dividends and the like) constituting Transfer Restricted Securities for each 90-day period or part thereof until the applicable registration statement is filed and the applicable registration statement is declared effective, or the Shelf Registration Statement again becomes effective or usable, as the case may be, up to a maximum amount of liquidated damages of $0.25 per week per $1,000 principal amount of Notes or $12.50 per annum per
28.0702 shares of Common Stock (subject to adjustment as set forth above) constituting Transfer Restricted Securities. The Company shall notify the
Trustee and the Initial Purchasers within three business days after each and every date on which a Registration Default initially occurs. All accrued liquidated damages shall be paid to Record Holders by wire transfer of immediately available funds or by federal funds check by the Company on each Damages Payment Date. Following the cure of a Registration Default, liquidated damages will cease to accrue with respect to such Registration Default.

                  All of the Company's obligations set forth in the preceding paragraph which are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

                  The parties hereto agree that the Holders will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, and the liquidated damages provided in this Section 4 constitute a reasonable estimate of the damages that will be incurred by Holders of Transfer Restricted Securities by reason of the failure of the Shelf Registration Statement to be filed, declared effective or to remain effective, as the case may be.

SECTION 5.        REGISTRATION PROCEDURES

                  In connection with the Shelf Registration Statement, the Company will use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution or disposition thereof, and pursuant thereto the Company will as expeditiously as possible after the Closing Date:

                  (a) on or prior to the date 30 days after the Closing Date, prepare and file with the Commission a Shelf Registration Statement relating to the registration on Form S-1 or Form S-3, if the use of such form is then available and as determined by the Company, for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required to be included or incorporated by reference therein; cooperate and assist in any filings required to be made with the NASD and use its reasonable best efforts to cause such Shelf Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the selling Holders to consummate the disposition of such Transfer Restricted Securities; provided, however, that before filing a Shelf Registration Statement or any Prospectus, or any amendments or supplements thereto, the Company will furnish to the Initial Purchasers, the Holders and the Underwriter(s), if any, copies of all such documents proposed to be filed (except that the Company shall not be required to furnish any exhibits to such documents, including those incorporated by reference, unless so requested by an Initial Purchaser, Holder or Underwriter in writing), which documents will be subject to the review of the Initial Purchasers, the Holders and the Underwriters, if any, and the Company will not file any Shelf Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which (i) the Initial Purchasers or the

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Underwriter(s), if any, shall reasonably object or (ii) if there are no
Underwriters, the Initial Purchasers or the Holders of a majority of the outstanding Transfer Restricted Securities shall reasonably object (with holders of Common Stock constituting Transfer Restricted Securities being deemed to be Holders of the aggregate principal amount of Notes converted into such Common Stock for purposes of such calculation), in each such case within five business days after the receipt thereof. In addition, the Company shall use its best efforts to reflect in each such document referenced in this paragraph so filed with the Commission such reasonable comments as the Initial Purchasers and the Underwriters, if any, may propose. An Initial Purchaser, Holder or Underwriter, if any, shall be deemed to have reasonably objected to such filing if the Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading which misstatement or omission is specifically identified to the Company in writing within such five business days;

                  (b) prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the applicable period set forth in Section 3(a) hereof; cause the Prospectus to be supplemented by any required supplement thereto (a "Prospectus Supplement"), and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; comply with the provisions of the Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Shelf Registration Statement, Prospectus or Prospectus Supplement; and provide that any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, and use its reasonable best efforts to provide that (i) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(ii) any Prospectus forming part of any Shelf Registration Statement and any amendment or supplement to such Prospectus, does not include an untrue statement or a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent any such untrue statement or omission in any such Shelf Registration Statement or Prospectus is based upon information furnished in writing to the Company by any of the Initial Purchasers or any Holder or any controlling person (as defined below) expressly for use therein;

                  (c) if requested by the Holders of Transfer Restricted Securities, or if the Transfer Restricted Securities are being sold in an Underwritten Offering, the Underwriter(s) of such Underwritten Offering, promptly incorporate in the Prospectus, any Prospectus Supplement or post-effective amendment to the Shelf Registration Statement such information as the Underwriters and/or the Holders of Transfer Restricted Securities being sold agree should be included therein, including, without limitation, information with respect to the principal amount of Notes and/or the number of shares of Common Stock being sold to such Underwriter(s), the purchase price being paid therefor and any other terms with respect to the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus, Prospectus Supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus, Prospectus Supplement or post-effective amendment;

                  (d) advise the Initial Purchasers, the Underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (i) when the Prospectus or any Prospectus Supplement or post-effective amendment to the Shelf Registration Statement has been filed with the Commission, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,
(iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Shelf Registration Statement under the Act or of the suspension by any state securities commission of the qualification

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of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceeding for any of the preceding purposes, (iv) if at any time the representations and warranties of the Company contemplated by paragraph (l)(i) below cease to be true and correct, (v) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the case of the Shelf Registration Statement in order that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's determination that a post-effective amendment to the Shelf Registration would be appropriate. If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (e) furnish to each Initial Purchaser, each Holder and each of the Underwriter(s), if any, without charge, at least one conformed copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (including financial statements but excluding documents incorporated by reference therein and exhibits thereto unless requested by such Initial Purchaser, Holder or Underwriter);

                  (f) deliver to each Initial Purchaser, each selling Holder and each of the Underwriter(s), if any, without charge, as many copies of any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto as such Persons may reasonably request; the Company consents to the use of any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto by each of the selling Holders and each of the Underwriter(s), if any, in connection with the public offering and the sale of the Transfer Restricted Securities covered by any Preliminary Prospectus and the Prospectus or any amendments or supplements thereto;

                  (g) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the Underwriter(s), if any, and their respective counsel in connection with the registration and qualification (or exemption therefrom) of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or Underwriter(s) may request, keep each such registration or qualification (or exemption therefrom) effective during the period such Shelf Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdiction of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required (i) to register or qualify as a foreign corporation where it is not now so qualified or (ii) to take any action that would subject it to the service of process in suits, other than as to matters and transactions relating to the Shelf Registration Statement, in any jurisdiction where it is not now so subject;

                  (h) cooperate with the selling Holders and the Underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legend, if appropriate; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the Underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities;

                  (i) use its best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities in addition to the Commission as may be necessary to enable the seller or sellers thereof or the Underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (g) above;

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                  (j) if any fact or event contemplated by clause (d)(v) or
(d)(vi) above shall exist or have occurred, promptly prepare and file a post-effective amendment or supplement to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document (such as a Current Report on Form 8-K) that would be incorporated by reference into the Shelf Registration Statement so that the Shelf Registration Statement shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Transfer Restricted Securities being sold thereunder, and in the case of a post-effective amendment to a Shelf Registration Statement use its best efforts to cause it to become effective as soon as practicable;

                  (k) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture and/or the transfer agent for the Common Stock with certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

                  (l) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith (including, in the event of an underwritten offering, those reasonably required by the Underwriters, if any, or the Holders of a majority of the Transfer Restricted Securities being sold) as may be required in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to the Shelf Registration Agreement, in connection with an Underwritten Registration, and whether or not an underwriting agreement is entered into, and if the registration is an underwritten registration (i) make such representations and warranties to the Holders and the Underwriter(s) with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as they may reasonably request and as are customarily made by issuers to Underwriters in primary Underwritten Offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (ii) obtain opinions of counsel for the Company and updates thereof in customary form and covering matters reasonably requested by the Underwriter(s) of the type customarily covered in legal opinions to Underwriters in connection with primary Underwritten Offerings addressed to each selling Holder and the Underwriter requesting the same and covering the matters as may be reasonably requested by such Holders and Underwriters and their counsel; (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants (and, if necessary, any other certified public accountants of any subsidiary of the Company or any business acquired or to be acquired by the Company for which financial statements and financial data are required to be included in the Registration Statement) addressed to the Underwriters and the selling Holders of Transfer Restricted Securities (it being understood that the Company will not be required to have the letters so addressed to the selling Holders of Transfer Restricted Securities if the Company's independent certified public accountants are prohibited from addressing the letters to the selling Holders of Transfer Restricted Securities under SFAS No. 72 or a successor rule), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to Underwriters in connection with primary Underwritten Offerings; (iv) set forth in full or incorporate by reference in the underwriting agreement the indemnification provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested by the Holders of the Transfer Restricted Securities being sold, the Underwriter(s) of such Underwritten Offering and their counsel to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement entered into by the Company pursuant to this clause
(l). The above shall be done at or prior to each closing under such underwriting agreement, as and to the extent required thereunder;

                  (m) make available at reasonable times and in a reasonable manner for inspection by a representative of the Holders of the Transfer Restricted Securities, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney or accountant retained by such selling Holders or any of the Underwriters, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, Underwriter, attorney or accountant in connection with such Shelf Registration Statement prior to its effectiveness, provided, however, that such representatives, attorneys or accountants shall agree to keep confidential (which agreement shall be confirmed in writing in advance to the Company if the Company shall so request) all information, records or documents made available to such persons which are reasonably in good faith designated by the Company in writing as confidential unless (i) disclosure of such records, information or documents is required by court or administrative order (of which the Company shall have been given prior notice and an opportunity to defend) after the exhaustion of all appeals therefrom, and to use such information obtained pursuant to this provision only in connection with the transaction for which such information was obtained, and not for any other purpose, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Shelf Registration Statement or the use of any prospectus preferred to in this Agreement); (iii) such information becomes generally available to the public other than as a result of disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement;

                  (n) otherwise comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act (including Rule 158 thereunder), for the twelve-month period (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to Underwriters in a firm commitment or best efforts Underwritten Offering or (ii) if not sold to Underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement;

                  (o) cause the Indenture to be qualified under the TIA, and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

                  (p) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible moment;

                  (q) cause all Transfer Restricted Securities covered by the Shelf Registration Statement to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed no later than the date the Shelf Registration Statement is declared effective, and in connection therewith, to the extent applicable, to make such filings under the Exchange Act (e.g., the filing of a Registration Statement on Form 8-A) and to have such filings declared effective thereunder; and cause the Notes covered by the Shelf Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of such Notes or the Underwriters; and

                  (r) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any Underwriter (including any "qualified independent Underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

                  Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading or necessary to cause such Shelf Registration Statement not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading.

                  Each Holder agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 5(d)(v) or (vi) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings with respect to the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice. In the event Company shall give any such notice, the time period regarding the effectiveness of the Shelf Registration Statement set forth in Section 3(a) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(d)(v) or
(vi) hereof to and including the date when each selling Holder covered by such Shelf Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof or shall have received the Advice.

SECTION 6.        REGISTRATION EXPENSES

                  (a) All fees and expenses incident to the Company's performance of or compliance with this Agreement (the "Registration Expenses") will be borne by the Company, regardless of whether a Shelf Registration Statement becomes effective, including without limitation:

                  (i) all registration and filing fees and expenses (including filings made with the NASD);

                  (ii) fees and expenses of compliance with federal securities or state blue sky laws (including, without limitation, fees and disbursements of counsel to the Underwriters, if any, in connection with qualifications of the Transfer Restricted Securities under the blue sky laws of such jurisdictions as the Underwriters, if any, or Holders of a majority of the Transfer Restricted Securities being sold may designate;

                  (iii) expenses of printing (including, without limitation, expenses of printing or engraving certificates for the Transfer Restricted Securities in a form eligible for deposit with the Depository Trust Company and of printing the Prospectus and any Preliminary Prospectus), messenger and delivery services and telephone;

                  (iv) reasonable fees and disbursements of counsel for the Company and for the Holders of the Transfer Restricted Securities (subject to the provisions of Section 6(b) hereof);

                  (v) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incidental to the preparation and filing of a Shelf Registration Statement and Prospectus and the disposition of Transfer Restricted Securities);

                  (vi) fees and expenses associated with any NASD filing required to be made in connection with the Shelf Registration Statement, including, if applicable, the fees and expenses of any "qualified independent Underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD; and

                  (vii) fees and expenses of listing the Transfer Restricted Securities on any securities exchange or quotation system in accordance with Section 5(q) hereof.

                  The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company. The Holders of Transfer Restricted Securities shall bear the expense of any broker's commission or Underwriter's discount or commission.

                  (b) In connection with the Shelf Registration Statement, the Company will reimburse the Holders of Transfer Restricted Securities being registered pursuant to such Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority of the outstanding Transfer Restricted Securities and reasonably acceptable to the Company (with holders of Common Stock constituting Transfer Restricted Securities being deemed to be Holders of the aggregate principal amount of Notes converted into such Common Stock for purposes of such calculation).

                  Notwithstanding the provisions of this Section 6(b), each Holder of Transfer Restricted Securities shall pay all Registration Expenses to the extent required by applicable law.

SECTION 7.        INDEMNIFICATION

                  (a) The Company agrees to indemnify and hold harmless (i) each of the Initial Purchasers, (ii) each Holder, (iii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any of the Initial Purchasers or any Holder (any of the persons referred to in this clause (iii) being hereinafter referred to as a "controlling person") and (iv) the respective officers, directors, partners, employees, representatives and agents of any of the Initial Purchasers or any Holder or any controlling person (any person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as a "Non-Company Indemnitee"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigation any such action or claim) and judgments arising out of or based upon or caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, Prospectus or Preliminary Prospectus (or any amendments or supplements thereto), including any document incorporated by reference therein, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except, with respect to any Non-Company Indemnitee, insofar as such losses, claims, damages, liabilities or judgments (1) are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Non-Company Indemnitee expressly for use therein or (2) with respect to any Preliminary Prospectus, result from the fact that such Non-Company Indemnity sold Transfer Restricted Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus, as amended or supplemented, if the Company shall have previously furnished copies thereof to such Non-Company Indemnitee in accordance with this Agreement and the final Prospectus, as amended or supplemented, would have corrected such untrue statement or omission.

                  (b) In case any proceeding (including any governmental investigation) shall be brought against any Non-Company Indemnitee, based upon the Shelf Registration Statement, Prospectus, or Preliminary Prospectus (or any amendments or supplements thereto), and with respect to which indemnity may be sought against the Company, such Non-Company Indemnitee shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel, reasonably satisfactory to the Non-Company Indemnitee and payment of all fees and expenses; provided, however, that the omission so to notify the Company shall not relieve the Company from any liability that it may have to any Non-Company Indemnitee (except to the extent that the Company is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). Such Non-Company Indemnitee shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of counsel shall be paid by such Non-Company Indemnitee, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or shall have employed counsel not reasonably satisfactory to the Non-Company Indemnitee (iii) the named parties to any such action (including any impleaded parties) include both such Non-Company Indemnitee and the Company and it would be inappropriate for the same counsel to represent such Non-Company Indemnitee and the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Non-Company Indemnitee, it being understood, however, that the

Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Non-Company Indemnitees, which firm shall be designated in writing by the Non-Company Indemnitees and whose fees and expenses reasonably incurred shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such proceeding effected without the written consent of the Company, but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Non-Company Indemnitee from and against any amounts payable pursuant to such written consent in connection with such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the Company and a Non-Company Indemnitee shall have requested the Company to reimburse such Non-Company Indemnitee for such fees and expenses of counsel as incurred, the Company agrees that it shall be liable for any settlement of any action effected without its written consent if (i) each settlement is entered into more than 30 business days after the receipt by the Company of the aforesaid request and (ii) the Company shall have failed to reimburse such Non-Company Indemnitee in accordance with such request for reimbursement prior to the date of such settlement. The Company shall not, without the prior written consent of such Non-Company Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Non-Company Indemnitee is or could have been a party and indemnity could have been sought hereunder by such Non-Company Indemnitee, unless such settlement includes an unconditional release of such Non-Company Indemnitee from all liability on claims that are the subject matter of such proceeding.

                  (c) Each Holder of Transfer Restricted Securities agrees to indemnify and hold harmless (i) the Company, (ii) each of the Initial Purchasers, (iii) each other Holder, (iv) any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, any of the Initial Purchasers and each other Holder and (v) the respective officers, directors, partners, employees, representatives and agents of each of the parties referred to in clauses (i), (ii), (iii) and (iv), to the same extent as the foregoing indemnity from the Company to each of the Non-Company Indemnitees contained in subparagraph (a) and (b), but only with respect to information relating to such Holder that was furnished in writing by such Holder expressly for use in the Shelf Registration Statement (or any amendment or supplement thereto). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sales of the Transfer Restricted Securities giving rise to such indemnification obligation.

                  (d) If the indemnification provided for in this Section 7 is applicable but unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party, on the one hand, or the indemnified party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company, each of the Initial Purchasers and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The losses, claims, damages, liabilities or judgments of an indemnified party referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim prior to the indemnifying party's assumption of the defense thereof or subsequent thereto to the extent permitted by the second sentence of Section 7(b) hereof. Notwithstanding the provisions of this Section 7, none of the Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total amount received by such Holder with respect to the sale of Transfer Restricted Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of Notes held by each of the Holders hereunder and not joint.

SECTION 8.        RULE 144A

                  The Company hereby agrees with each Holder, for so long as any of the Notes or shares of Common Stock that are Transfer Restricted Securities remain outstanding and during any such period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to any Initial Purchaser or any beneficial owner of the Notes or shares of such Common Stock in connection with any sale thereof and any prospective purchaser of such Notes or Common Stock from such Initial Purchaser or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A. The Company shall file the reports required to be filed by it under the Exchange Act and upon the request of any holder of Transfer Restricted Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

SECTION 9.        PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

                  No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements and (c) furnishes the Company in writing information in accordance with Section 3(g) and agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act to the extent contemplated by Section 7(c).

SECTION 10.       SELECTION OF UNDERWRITERS

                  The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the Underwriter(s) that will administer the offering will be selected by the Holders of the Transfer Restricted Securities included in such offering in the manner specified in Section 3(c); provided, however, that such Underwriters must be reasonably satisfactory to the Company.

SECTION 11.       MISCELLANEOUS

                  (a) Remedies. Each Holder of Transfer Restricted Securities, in addition to being entitled to exercise all rights provided herein, and as provided in the Purchase Agreement and granted by law, including recovery of damages, will be entitled to specific performance of such Holder's rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement.

                  (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders of Transfer Restricted Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any other agreements.

                  (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or departure (with holders of Common Stock constituting Transfer Restricted Securities being deemed to be Holders of the aggregate principal amount of Notes converted into such Common Stock for purposes of such calculation). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to such Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Transfer Restricted Securities shall be valid only with the written consent of Holders of at least a majority of the Transfer Restricted Securities being sold, in each case calculated in accordance with the provisions of Section 3(c).

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                           (i) if to a Holder of Transfer Restricted Securities, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar; and

                           (ii) if to the Company or an Initial Purchaser, initially at its address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in the Indenture.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder of Transfer Restricted Securities unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder; and provided further that nothing herein shall be deemed to permit any assignment, transfer or any disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j) Entire Agreement. This Agreement together with the other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (k) Owner of Transfer Restricted Securities. The Company will maintain, or will cause it registrar and transfer agent to maintain, a register with respect to the Transfer Restricted Securities in which all transfers of Transfer Restricted Securities of which the company has received notice will be recorded. The Company may deem and treat the person in whose name the Transfer Restricted Securities are registered in such register of the Company as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

                  (l) Further Assurances. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out this Agreement.


                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   PERSONNEL GROUP OF AMERICA, INC.



                                   By: /s/ Ken R. Bramlett, Jr.
                                       ----------------------------------
                                       Ken R. Bramlett, Jr.
                                       Senior Vice President of Administration,
                                       General Counsel and Secretary


SMITH BARNEY INC.
PAINEWEBBER INCORPORATED
J. C. BRADFORD & CO.
THE ROBINSON-HUMPHREY COMPANY, INC.
NATIONSBANC CAPITAL MARKETS, INC.

BY: SMITH BARNEY INC.





By: /s/ properly authorized person on behalf of Smith Barney Inc.
    ------------------------------------
    Name:
    Title: